 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 11, 2015

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INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
140 Caspian Court
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
(408) 572-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 9, 2015, Infinera Corporation (the “Company”) announced a recommended public offer to the shareholders of Transmode AB (“Transmode”) to tender all their shares in Transmode to the Company (the “Offer”). On June 29, 2015, Infinera announced that the Offer had been enhanced by providing Transmode shareholders with an additional consideration alternative. An offer document regarding the Offer was made public on July 9, 2015 (the “Offer Document”) and on July 29, 2015 Infinera published a supplement to the Offer Document.

The acceptance period of the Offer expired at 5:00 p.m. (CET) on August 7, 2015. On August 11, 2015 (PST), the Company announced the results of the Offer and declared the Offer to be unconditional. A total of 26,536,929 Transmode shares were validly tendered and not withdrawn. The tendered shares represent approximately 95.8% of the total number of outstanding shares and votes in Transmode. Depending on the form of consideration selected, Transmode shareholders will receive either (A) a mixture of cash and shares of the Company’s common stock (the “Original Consideration Alternative”) or (B) SEK 110 per Transmode share in cash consideration. Under the Original Consideration Alternative, approximately 73.80 percent of the shares tendered by each shareholder will be exchanged for approximately 0.6376 shares of the Company’s common stock per Transmode share, and the remaining 26.20 percent of Transmode shares tendered by each shareholder will be exchanged for SEK 107.05 in cash per Transmode share.

Settlement with respect to the Transmode shares duly tendered by August 7, 2015 is expected to occur on or around August 20, 2015. The Company intends to initiate compulsory acquisition proceedings under Swedish law regarding the Transmode shares not tendered in the Offer and to have Transmode’s shares delisted from Nasdaq Stockholm.

The issuance of the Company’s Common Stock in connection with the Offer, as described above, was registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form S-4 (File No. 333-204806), filed with the Securities and Exchange Commission and declared effective on July 10, 2015 (the “Registration Statement”).

A copy of the Company’s press release issued in Sweden announcing the foregoing matters is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
The financial statements required by Item 9.01(a) will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.
The pro forma financial information required by Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Infinera Corporation Issued in Sweden, dated August 12, 2015 (CET).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: August 12, 2015	By:	/s/ JAMES L. LAUFMAN
James L. Laufman Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Infinera Corporation Issued in Sweden, dated August 12, 2015 (CET).